                           SECURITIES PURCHASE AGREEMENT


       THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of May 6, 1999, by and among BEN-ABRAHAM TECHNOLOGIES INC., a Wyoming corporation (the "COMPANY"), and each other person executing this Agreement as set forth on the signature page hereto (each a "PURCHASER").

       The Company wishes to sell to the Purchasers, and the Purchasers wish to purchase, on the terms and subject to the conditions set forth in this Agreement, such number of Units (collectively the "UNITS") set forth on EXHIBIT A, each Unit being comprised of (i) 250,000 subordinate voting shares of the Company (collectively the "SUBORDINATE SHARES"), and (ii) one warrant (collectively the "WARRANTS") to purchase 125,000 subordinate voting shares of the Company (collectively the "EXERCISE SHARES"). The Subordinate Shares, Warrants and Exercise Shares are collectively referred to as the "SECURITIES."

       The Company has agreed to grant certain registration rights to the Purchaser under the Securities Act of 1933, as amended (the "SECURITIES ACT"), pursuant to a Registration Rights Agreement of even date herewith by and between the Company and the Purchasers (the "REGISTRATION RIGHTS AGREEMENT"). The sale of the Units by the Company to the Purchasers will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("REGULATION D"), as promulgated by the Securities and Exchange Commission (the "COMMISSION") under the Securities Act.

       The Company and the Purchasers hereby agree as follows:

1.     PURCHASE AND SALE OF UNITS.

       1.1 AGREEMENT TO PURCHASE AND SELL. Upon the terms and subject to the satisfaction of the conditions set forth herein, the Company agrees to sell on the Closing Date (as defined below), and each Purchaser agrees to purchase, severally but not jointly, such number of Units and at the purchase price indicated opposite each Purchaser's name on EXHIBIT A hereto. Each Purchaser shall pay the respective purchase price by wire transfer of immediately available funds on the Closing Date.

       1.2 CLOSING. The closing of the sale of the Units (the "CLOSING") shall take place at the offices of Ungaretti & Harris, 3500 Three First National Plaza, Chicago, Illinois 60602 at 9:00 a.m., Chicago time, on May 6, 1999, or such other location or time as shall be mutually agreed upon by the parties (the "CLOSING DATE").

2.     REPRESENTATIONS AND WARRANTIES OF PURCHASER.

       Each Purchaser hereby makes the following representations and warranties to the Company and agrees with the Company that, as of the date of this Agreement and as of the Closing Date:

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       2.1    ENFORCEABILITY.  This Agreement has been duly authorized by all necessary action on the part of such Purchaser, has been duly executed and delivered by such Purchaser and constitutes Purchaser's valid and legally binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

       2.2 LOCATION OF PRINCIPAL OFFICE, QUALIFICATION AS AN ACCREDITED INVESTOR. The state in which the Purchaser's principal office (or domicile, if such Purchaser is an individual) is located is the state set forth in such Purchaser's address on EXHIBIT A. The Purchaser by execution of this Agreement hereby represents that he, she or it qualifies as an "accredited investor" for purposes of Regulation D promulgated under the Securities Act. The Purchaser
(i) is an investor in securities of companies in the development stage and acknowledges that he, she or it is able to fend for himself, herself or itself, and bear the loss of the Purchaser's entire investment in the Securities, and
(ii) has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the investment to be made by the Purchaser pursuant to this Agreement. If other than an individual, the Purchaser also represents it has not been organized solely for the purpose of acquiring the Securities.

       2.3 INVESTMENT INTENT. The Purchaser is acquiring the Securities for investment purposes only and for such Purchaser's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. The Purchaser has no current plan or intention to engage in a sale, exchange, transfer, distribution, redemption, reduction in any way of such Purchaser's risk of ownership by short sale or otherwise, or other disposition, directly or indirectly of the Securities being acquired by such Purchaser pursuant to this Agreement. The Purchaser is able to bear the economic risk of his, her or its investment and has the knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Securities of the Company. Notwithstanding the foregoing, in making such representation, Purchaser does not agree, except as otherwise provided in the Shareholders Agreement among the Company, Avi Ben-Abraham, the Purchasers and certain other stockholders of the Company (the "SHAREHOLDERS' AGREEMENT") and in the Private Placement Questionnaire and Undertaking provided by Purchaser to the Alberta Stock Exchange, to hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with federal, provincial and state securities laws applicable to such sale, transfer or disposition.

       2.4 LIMITATIONS ON DISPOSITION. Purchaser acknowledges that, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act pursuant to
Section 4(2) thereof and applicable state securities laws, and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by the Purchaser. The Purchaser further understands that the Securities may not be transferred or resold without (a)

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registration under the Securities Act and any applicable state securities laws, or (b) an exemption from the requirements of the Securities Act and applicable state securities laws. The Purchaser understands that an exemption from such registration is not presently available pursuant to Rule 144 promulgated under the Securities Act by the Securities and Exchange Commission (the "Commission") and that in any event the Purchaser may not sell any Securities acquired hereunder pursuant to Rule 144 prior to the expiration of a one-year period (or such shorter period as the Commission may hereafter adopt) after the Purchaser has acquired such securities. Such Purchaser understands that any sales pursuant to Rule 144 can be made only in full compliance with the provisions of Rule 144.

       2.5 LEGEND. Purchaser understands that the certificates representing the Securities may bear at issuance a restrictive legend in substantially the following form:

              "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale. The securities represented by this certificate may not be traded in Alberta until one year after issuance except as permitted by the Securities Act (Alberta) and the rules made thereunder. Such securities are issued subject to the provisions of a Securities Purchase Agreement, dated as of May ______, 1999, by and between the Company and the purchasers named therein ("Purchasers"), a Registration Rights Agreement, dated as of May ______, 1999, by and between the Company and Purchasers, and a Shareholders' Agreement, dated May ___, 1999, among the Company and certain stockholders of the Company."

The Company shall make a notation regarding the restrictions on transfer of the Securities in its books and the Securities shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Securities Act covering the securities to be transferred or an opinion of counsel satisfactory to the Company that such registration is not required.

       2.6 INFORMATION. The Company has provided Purchaser with a copy of the Confidential Private Placement Memorandum dated March 19, 1999 and other information regarding the business, operations and financial condition of the Company, and has granted to Purchaser the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Units hereunder.
Neither such information nor any other investigation conducted by Purchaser or any of its representatives shall modify, amend or otherwise affect Purchaser's right to rely on the Company's representations and warranties contained in this Agreement.

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3.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

       The Company hereby makes the following representations and warranties to the Purchasers and agrees with the Purchasers that, as of the date of this Agreement and as of the Closing Date:

       3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and its Subsidiaries is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect.

       3.2 AUTHORIZATION; CONSENTS. The Company has the requisite corporate power and authority to enter into and perform its obligations under (i) this Agreement, (ii) the Registration Rights Agreement, (iii) the Warrants, (iv) the Shareholders' Agreement and (v) all other agreements, documents, certificates or other instruments executed and delivered by or on behalf of the Company at the Closing (the instruments described in (i) through (v) inclusive being collectively referred to herein as the "TRANSACTION DOCUMENTS"), and to issue and sell the Units to the Purchasers in accordance with the terms hereof. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents has been taken, and, except as disclosed in SCHEDULE 3.2, no further consent or authorization of the Company, its Board, its stockholders, any governmental agency or organization (other than as may be required under the federal and applicable state securities laws in respect of the Registration Rights Agreement), or any other person or entity is required.

       3.3 ENFORCEMENT. The Transaction Documents when executed and delivered will be valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

       3.4 MINUTE BOOKS. The minute books of the Company contain in all material respects a complete and correct summary of all meetings of the Board and the Company's stockholders since the time of incorporation of the Company. The minute books of each Subsidiary contain in all material respects a complete and correct summary of all meetings of the Board of Directors of such Subsidiary and such Subsidiary's stockholders since the time of formation of such Subsidiary.

       3.5 VALID ISSUANCE. The Subordinate Shares are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company, (ii) based in part upon the representations of

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the Purchasers in this Agreement, will be issued, sold and delivered in compliance with all applicable federal, provincial and state securities laws and (iii) will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the other Transaction Documents and under applicable federal, provincial and state securities laws. The Exercise Shares are duly authorized and reserved for issuance and, when issued upon exercise of the Warrants in accordance with the terms thereof, shall be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the other Transaction Documents and under applicable federal, provincial and state securities laws.

       3.6 NO CONFLICT WITH OTHER INSTRUMENTS. Neither the Company nor any of its Subsidiaries is in violation of any provisions of its charter, By-laws or any other governing document as amended and in effect on and as of the date hereof or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it is bound, or of any provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a Material Adverse Effect. The (i) execution, delivery and performance of this Agreement and the other Transaction Documents, and (ii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Units) will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries which would have a Material Adverse Effect or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer on the part of holders of the Company's securities.

       3.7    CAPITALIZATION.

              (a) The capitalization of the Company as of the date hereof, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company is set forth on SCHEDULE 3.7(a) hereto. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances created by or through the Company.
       Except as disclosed on SCHEDULE 3.7(a), or as contemplated herein, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company.

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              (b)    Each Subsidiary's authorized capital stock is as set
       forth on SCHEDULE 3.7(b). As of the Closing Date, there shall be no declared but unpaid dividends or undeclared dividend arrearages on any shares of capital stock of any of the Subsidiaries. The Company owns of record and beneficially all shares of capital stock issued and outstanding of each Subsidiary and no Subsidiary has any shares of capital stock reserved for issuance or committed to be issued. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary for the purchase or sale of any shares of its capital stock. All outstanding securities of each Subsidiary were issued in compliance with all federal, state and foreign securities laws. None of the Subsidiaries has any stock appreciation rights, phantom stock plan or similar rights outstanding.

       3.8 FINANCIAL STATEMENTS. The Company has furnished the Purchasers with (a) consolidated balance sheets (the balance sheet dated as of December 31, 1998, the "BALANCE SHEET") of the Company and its Subsidiaries as of December 31, 1997 and 1998, together with the consolidated statement of operations and consolidated statement of cash flows for the years ended December 31, 1997 and 1998 (the "FINANCIAL STATEMENTS"). The Financial Statements of the Company, together with the notes thereto, have been prepared in accordance with GAAP. The Financial Statements fairly and accurately present in all material respects the financial position of the Company and its Subsidiaries, and the results of their operations, as of, and for the periods, specified therein. The Financial Statements are accompanied by audit reports of Deloitte & Touche, which reports have been delivered to the Purchasers.

       3.9 EVENTS SUBSEQUENT TO DATE OF BALANCE SHEET. Except as otherwise reflected on SCHEDULE 3.9, since the date of the Balance Sheet, the Company has not (i) issued any stock, bond or other corporate security, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except as contemplated hereby, immaterial amounts and current liabilities incurred and liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than as contemplated hereby, immaterial amounts and current liabilities shown on the Balance Sheet and current liabilities incurred since the date of the Balance Sheet in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any share of its capital stock or other security,
(v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens of current real property taxes not yet due and payable and except in the ordinary course of business, (vi) sold, assigned or transferred any of its material tangible assets except in the ordinary course of business, or canceled any debt or claim, (vii) sold, assigned, transferred or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, (viii) suffered any material loss of property or waived any right of substantial value whether or not in the ordinary course of business, (ix) made any material change in officer compensation except in the ordinary course of business and consistent with past practice, (x) made any material change in the manner of business or operations of the Company, (xi) entered into any material transaction except in the ordinary course of business or as otherwise contemplated hereby or (xii) entered into any material commitment (contingent or otherwise) to do any of the foregoing.

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       3.10   TAXES.  The Company and each of its Subsidiaries has filed all foreign, federal, state and local tax reports and returns required by any law or regulation to be filed by it, and such returns are true and correct in all material aspects. The Company and each of its Subsidiaries has paid all taxes, interest and penalties, if any, reflected on such tax returns or otherwise due and payable by it. The reserves, if any, for taxes reflected on the balance sheets included in the Financial Statements are adequate in amount for the payment of all liabilities for all taxes (whether or not disputed) of the Company and its Subsidiaries accrued through the dates of such balance sheets. Any deficiencies proposed as a result of any governmental audits of such tax returns have been paid or settled, and there are no present disputes or audits as to taxes payable by the Company or any of its Subsidiaries. The Company and each of its Subsidiaries have withheld and paid over to the appropriate taxing authority all taxes which it is required to withhold and pay over from amounts paid or owing to any employee, stockholder or holder of any other type of equity interest in the Company, any Subsidiary, creditor or third party.

       3.11 LITIGATION. Except as set out in SCHEDULE 3.11, there is no material claim, litigation or administrative proceeding pending, or, to the Company's knowledge, threatened or contemplated, against the Company or any of its Subsidiaries, or against any officer, director or, in connection with such person's employment therewith, employee of the Company or any Subsidiary. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could reasonably be expected to have a Material Adverse Effect.

       3.12 TITLE TO PROPERTIES. The Company has good and marketable title to all of its properties and assets. All such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances, except for liens for current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company.

       3.13 LEASEHOLD INTERESTS. Each lease or agreement to which the Company is a party under which it is a lessee of any property, real or personal, is a valid agreement without any material default of the Company thereunder and, to the best of the Company's knowledge, without any material default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a material default or event of default by the Company under any such lease or agreement or, to the best of the Company's knowledge, by any other party thereto. The Company's possession of such property has not been disturbed and, to the best of the Company's knowledge, no claim has been asserted against the Company adverse to its rights in such leasehold interests.

       3.14 MATERIAL AGREEMENTS. SCHEDULE 3.14 sets forth a list of all material agreements of any nature to which the Company is a party or by which it is bound, including without limitation (a) each agreement which requires future expenditures by the Company in excess of $25,000, (b) all employment and consulting agreements, employee benefit, bonus, pension, profit sharing, stock option, stock purchase and similar plans and arrangements, and distributor and sales representative agreements, and (c) any agreement to which any stockholder, officer or director of the Company, or

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any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), is presently a party, including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity.

       Except as set forth in SCHEDULE 3.14, the Company, and to the best of the Company's knowledge, each other party thereto have in all material respects performed all the obligations required to be performed by them to date, have received no notice of default and are not in default in any material respect (with due notice or lapse of time or both) under any material lease, agreement or contract now in effect to which the Company is a party or by which it or its property may be bound. The Company has no present expectation or intention of not fully performing all its material obligations under each such material lease, contract or other agreement, and the Company has no knowledge of any breach or anticipated breach by the other party to any contract or commitment to which the Company is a party. The Company is in full compliance with all of the terms and provisions of its charter and By-laws.

       3.15 PATENTS, TRADEMARKS, ETC. SCHEDULE 3.15 contains a list and brief description of all patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights, and all applications for such which are in the process of being prepared, owned by or registered in the name of the Company, or of which the Company is a licensor or licensee or in which the Company has any right, and in each case a brief description of the nature of such right. The Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets and know how (collectively, "INTELLECTUAL PROPERTY") necessary to the conduct of its business as conducted and no claim is pending or, to the best of the Company's knowledge, threatened to the effect that the operations of the Company infringe upon or conflict with the asserted rights of any other Person under any Intellectual Property, and to the best knowledge of the Company, there is no basis for any such claim (whether or not pending or threatened). No claim is pending or, to the best knowledge of the Company, threatened to the effect that any such Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, and to the best knowledge of the Company, there is no basis for any such claim (whether or not pending or threatened). To the best of the Company's knowledge, all technical information developed by and belonging to the Company which has not been patented has been kept confidential. Except as set forth in SCHEDULE 3.15, the Company has not granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide the services or proposed services of the Company.

       3.16 EMPLOYEE SALARIES. SCHEDULE 3.16 contains a true, correct and complete list setting forth (i) the names and current salaries of the employees of the Company or any of its Subsidiaries whose current annual compensation and/or estimated annual compensation is $50,000 or more and (ii) the names of independent contractors who render services on a regular basis to the Company or any of its Subsidiaries whose current annual compensation and/or estimated annual compensation is $50,000 or more. The Company is not aware of any employee of the Company or any of its Subsidiaries that is obligated under any contract (including licenses, covenants or commitments of

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any nature) or other agreement or arrangement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interest of the Company and its Subsidiaries or that would conflict with the business of the Company or any of its Subsidiaries as conducted or as proposed to be conducted or that would prevent any such employee from assigning inventions to the Company or any of its Subsidiaries. The Company does not believe that it is or will be necessary for the Company or any of its Subsidiaries to utilize any inventions of its employees (or Persons the Company or any of its Subsidiaries currently intends to hire) made prior to their employment by the Company or any of its Subsidiaries except for inventions that have been assigned to the Company.

       3.17 PERSONNEL CONTRACTS, AGREEMENTS, PLANS AND ARRANGEMENTS. Except for agreements listed in SCHEDULE 3.14 and the Company's stock option plans, neither the Company nor any of its Subsidiaries is a party to or obligated in connection with their business, with respect to any (a) material contracts with employees, agents, consultants, advisers, salesmen or agents (b) collective bargaining agreements or contracts or contracts with any labor union or other representative of employees or any employee benefits provided for by any such agreement. No strike, union organizational activity, allegation, charge or complaint of employment discrimination or other similar occurrence occurred during the past five completed fiscal years, or is pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries that has had or may have a Material Adverse Effect, nor does the Company know any basis for any such allegation, charge or complaint. Except as set forth in SCHEDULE 3.17, the Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Except as set forth on SCHEDULE 3.17, the employment of each officer and employee of the Company is terminable at the will of the Company, and no severance pay is due in connection with any such termination. To the best of its knowledge, the Company has complied in all material respects with all applicable federal and state equal employment opportunity and other laws related to employment.

       3.18 RELATED-PARTY TRANSACTIONS. No employee, officer or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans to or extend or guarantee credit) to any of them. Except as set forth in SCHEDULE 3.18, to the best of the Company's knowledge, none of such Persons has any direct or indirect ownership interest in any firm or company with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company.
 No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

       3.19 INSURANCE. The Company and its Subsidiaries carry insurance with financially sound reputable insurance companies, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses.

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

       3.20 SOFTWARE. The Company and each of its Subsidiaries has conducted an analysis of, and developed a compliance program (the "COMPLIANCE PROGRAM") with respect to the effect of Year 2000 (including the correct processing and calculation of dates prior to, during and after the Year 2000) upon the software, tradeware, telecommunications and automated processes of the Company and its Subsidiaries. The Compliance Program adequately and fully resolves the Year 2000 issues and the Compliance Program will be implemented in a timely manner so that the Year 2000 will not have a Material Adverse Effect.

       3.21 ENVIRONMENTAL AND SAFETY LAWS. To the best of its knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety which would have a Material Adverse Effect, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

       3.22 REGISTRATION RIGHTS; RIGHTS OF PARTICIPATION. Except as provided in the Transaction Documents or in SCHEDULE 3.22, the Company has not granted or agreed to grant to any person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied and no person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or the other Transaction Documents which has not been waived.

       3.23 FEES. The Company is not obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby.

       3.24 TRADING ON ALBERTA STOCK EXCHANGE. The subordinate voting shares of the Company are listed on the Alberta Stock Exchange and trading in such shares on such market has not been suspended. The Company is in full compliance with the continued listing criteria of the Alberta Stock Exchange, and does not reasonably anticipate that the subordinate voting shares will be delisted from the Alberta Stock Exchange, whether by reason of the transactions contemplated by this Agreement or the other Transaction Documents and is not aware of any inquiry by or received any notice from the Alberta Stock Exchange regarding any failure or alleged failure by the Company to comply with such requirements which has not been favorably resolved prior to the date hereof.

       3.25 REGULATORY PERMITS. The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

       3.26 DISCLOSURE. Neither this Agreement nor any Schedule or Exhibit to this Agreement contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact which the Company has not disclosed to the Purchasers and, if applicable, their counsel in writing and of which the Company is aware which materially and adversely affects or could materially and adversely affect the business, financial condition, operations, property or affairs of the Company.

4.     COVENANTS OF THE COMPANY.

       Subject to the provisions of SECTION 6, the Company covenants and agrees as follows:

       4.1 CORPORATE EXISTENCE. The Company shall maintain its corporate existence in good standing and shall pay all taxes owed by it when due except for taxes which the Company reasonably disputes and for which it maintains adequate reserves.

       4.2    FINANCIAL STATEMENTS.  The Company shall provide each Purchaser:

              (i) as soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred forty (140) days thereafter (provided, however, that if any Person other than the Purchasers is entitled to receive the information described in this
       SECTION 4.2(i) any earlier than one hundred forty (140) days from the end of each fiscal year, each Purchaser shall also be entitled to such information within such earlier period), consolidated balance sheets of the Company and its Subsidiaries, as of the end of such year, and consolidated statements of operations and cash flow of the Company and its Subsidiaries, for each such fiscal year, prepared in accordance with GAAP and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by the audit report of the Company's independent certified public accountants; and

              (ii) as soon as practicable after the end of each fiscal quarter, other than the end of the fiscal year, of the Company, and in any event within sixty (60) days thereafter (provided, however, that if any Person other than the Purchasers is entitled to receive the information described in this SECTION 4.2(ii) any earlier than sixty
       (60) days from the end of each fiscal quarter, each Purchaser shall also be entitled to such information within such earlier period), consolidated balance sheets of the Company and its Subsidiaries, as of the end of such quarter, and consolidated statements of operations and cash flow of the Company and its Subsidiaries, for each such fiscal quarter, prepared in accordance with GAAP (except for footnote disclosure), subject to changes resulting from normal year-end audit adjustments, all in reasonable detail.

       4.3 FORM D; BLUE-SKY QUALIFICATION. The Company agrees to file a Form D with respect to the Units as required under Regulation D and to provide a copy thereof to the

Purchasers promptly after such filing. The Company shall, on or before the Closing Date, take such action as is necessary to qualify the Units for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to the Purchasers at or prior to the Closing.

       4.5 USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Units for general corporate purposes only, in the ordinary course of its business and consistent with past practice.

       4.6 TRANSACTIONS WITH AFFILIATES. The Company agrees that any transaction or arrangement between it or any of its subsidiaries and any affiliate or employee of the Company shall be effected on an arms' length basis in accordance with customary commercial practice and shall be approved by a majority of the Company's outside directors.

5.     CONDITIONS TO CLOSING.

       5.1 CONDITIONS TO PURCHASERS' OBLIGATIONS AT CLOSING. Each Purchaser's obligations at the Closing, including without limitation its obligation to purchase Units, are conditioned upon the fulfillment (or waiver by such Purchaser) of each of the following events as of the Closing Date:

              5.1.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date.

              5.1.2 PERFORMANCE. The Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Closing.

              5.1.3 COMPLIANCE CERTIFICATE. The Company shall have delivered to such Purchaser a certificate, signed by an officer of the Company, certifying that the conditions specified in paragraphs 5.1.1, 5.1.2 and
       5.1.11 have been fulfilled as of the Closing.

              5.1.4 SECRETARY'S CERTIFICATE. The Company shall have delivered to such Purchaser a certificate, signed by the Secretary of the Company, attaching a copy of the Articles of Incorporation and By-laws of the Company currently in effect and a copy of the resolutions of the Board authorizing the transactions contemplated hereby, and certifying that such copies are true and correct as of the Closing Date and that such resolutions have not been modified or rescinded since the date of their adoption by the Company's Board.

              5.1.5 LEGAL OPINION. The Company shall have delivered to Purchaser an opinion of counsel for the Company, dated as of such date, in form reasonably acceptable to the Purchasers, and covering such additional matters as may reasonably be requested by the Purchasers.

              5.1.6 CERTIFICATES. The Company shall have delivered duly executed certificates representing the Subordinate Shares being purchased by such Purchaser.

              5.1.7 WARRANTS. The Company shall have executed and delivered to such Purchaser the applicable Warrant in the form of EXHIBIT B hereto.

              5.1.8 REGISTRATION RIGHTS AGREEMENT. The Company shall have executed and delivered to such Purchaser the Registration Rights Agreement in the form of EXHIBIT C hereto.

              5.1.9 SHAREHOLDERS AGREEMENT. The Company, Avi Ben-Abraham and the other stockholders shall have executed and delivered to such Purchaser the Shareholders' Agreement in the form of EXHIBIT D hereto.

              5.1.10 ALBERTA STOCK EXCHANGE. The Alberta Stock Exchange shall have accepted notice of the issuance of the Units. The subordinate voting shares of the Company shall be quoted on the Alberta Stock Exchange and trading in such shares on such exchange shall not have been suspended.

              5.1.11 NO MATERIAL ADVERSE CHANGE. There shall have been no Material Adverse Change since the date of the Balance Sheet.

              5.1.12 EMPLOYMENT AGREEMENTS. The Company and each of Stephen Simes ("SIMES") and Phillip Donenberg ("DONENBERG") shall have entered into amendments to Simes' and Donenberg's Employment Agreements dated January 21, 1998 and June 11, 1998, respectively, in the forms of EXHIBIT E-1 AND E-2 hereto.

       5.2 CONDITIONS TO COMPANY'S OBLIGATIONS AT CLOSING. The Company's obligations at the Closing are conditioned upon the fulfillment (or waiver by the Company) of each of the following events as of the Closing Date:

              5.2.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser shall be true and correct in all material respects as of such date as if made on such date.

              5.2.2 PERFORMANCE. The Purchasers shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Purchasers on or before the Closing.

              5.2.3 PRIVATE PLACEMENT QUESTIONNAIRE. Each Purchaser shall have executed and delivered to the Company a Private Placement Questionnaire and Undertaking as required by the Alberta Stock Exchange.

              5.2.4 NO LITIGATION OR LEGISLATION. No statute, rule, regulations, decree, ruling or injunction shall have been enacted or entered, and no litigation, proceeding government inquiry or investigation shall be pending, which challenges, prohibits, restricts, or seeks to prohibit or restrict, the consummation of the transactions contemplated by this Agreement or other agreements referred to herein, or restricts or impairs the ability of the Purchasers to own an equity interest in the Company.


6.     TERMINATION OF CERTAIN COVENANTS:

       The obligations of the Company under SECTION 4 of this Agreement, notwithstanding any provisions hereof apparently to the contrary, shall terminate and shall be of no further force or effect on the closing date of a bona fide, firmly underwritten public offering of the Company's capital stock, registered under the Securities Act pursuant to a registration statement on Form S-1 (or a similar successor form). Furthermore, the obligations of the Company under SECTION 4 of this Agreement shall terminate and shall be of no further force or effect on the date that the Purchasers or any of them sell or transfer any shares of capital stock if, following such sale or transfer, the Purchasers (and any Permitted Transferees (as defined in the Shareholders' Agreement) and entities controlled by them), in the aggregate, own less than ten percent (10%) of the outstanding shares of capital stock originally issued or issuable pursuant to this Agreement and the Warrants.

7.     DEFINITIONS.

       7.1 DEFINITIONS. In addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms have the following meanings when used in this Agreement:

"AFFILIATE" means, as applied to any Person, (i) any other Person, directly or indirectly controlling, controlled by, or under common control with, that Person, (ii) any other Person that owns or controls (A) ten percent (10%) or more of any class of equity securities of that Person or any of its Affiliates or (B) ten percent (10%) or more of any class of equity securities (including equity securities issuable upon the exercise of any option or convertible security) of that Person or any of its Affiliates or (iii) any director,
executive officer or relative of such Person.   The term "control" (including,
with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities, by contract or otherwise. For purposes of this Agreement, each Subsidiary of the Company shall be deemed an "Affiliate" of the Company.

"BOARD" means the Board of Directors of the Company.

"BUSINESS DAY" means any day on which the Alberta Stock Exchange and commercial banks in the City of Chicago, Illinois are open for business.

"GAAP" means generally accepted accounting principles, consistently applied.

"MATERIAL ADVERSE EFFECT" means a material adverse effect on the business, assets or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

"PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust , a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

"SUBSIDIARY" means any corporation, association or other entity of which securities or other ownership interests representing more than fifty percent (50%) of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by the Company and/or any one or more Subsidiaries of the Company.

       7.2 RULES OF CONSTRUCTION. The following provisions shall be applied wherever appropriate herein:

              (a) "herein," "hereby," "hereunder," "hereof" and other equivalent words shall refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used;

              (b) all definitions set forth herein shall be deemed applicable whether the words defined are used herein in the singular or the plural;

              (c) wherever used herein, any pronoun or pronouns shall be deemed to include both the singular and plural and to cover all genders;

              (d) all accounting terms not specifically defined herein shall be construed in accordance with GAAP;

              (e) all references herein to "Dollars" or "$" shall refer to currency of the United States of America;

              (f) neither this Agreement nor any other agreement, document or instrument referred to herein or executed and delivered in connection herewith shall be construed against either party as the principal draftsperson hereof or thereof;

              (g) all references or citations in this Agreement to statutes or regulations or statutory or regulatory provisions shall generally be considered citations to such statutes, regulations or provisions as in effect on the date hereof, except that when the context otherwise requires, such references shall be considered citations to such statutes, regulations or provisions as in effect from time to time, including any successor statutes, regulations or provisions directly or indirectly superseding such statutes, regulations or provisions;

              (h) any references herein to a particular Section, Part, Exhibit or Schedule means a Section or Part of, or an Exhibit or Schedule to, this Agreement unless another agreement is specified; and

              (i) the Exhibits and Schedules attached hereto are incorporated herein by reference and shall be considered part of this Agreement.

8.     MISCELLANEOUS.

       8.1 SURVIVAL; SEVERABILITY. The representations, warranties, covenants and indemnities made by the parties herein shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

       8.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. This Agreement may not be assigned by any party hereto without the express written consent of all other parties hereto.

       8.3 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed under the laws of the State of Illinois without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, Illinois, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

       8.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

       8.5 HEADINGS. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

       8.6 NOTICES. Any notice, demand or request required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., Chicago time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the third Business Day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

              If to the Company:

              Ben-Abraham Technologies, Inc.
              175 Olde Half Day Road
              Lincolnshire, Illinois  60069
              Attn:  Stephen M. Simes
              Tel:  847-793-2434
              Fax:  847-793-2435

              with a copy to:

              Borden & Elliot
              Scotia Plaza, Suite 4100
              40 King Street West
              Toronto, Canada M5H 3Y4
              Attn:  Paul Findlay
              Tel:  416-367-6191
              Fax:  416-361-7083

              and if a Purchaser, to such address as indicated on EXHIBIT A hereto with a copy to:

              Ungaretti & Harris
              3500 Three First National Plaza
              Chicago, Illinois  60602
              Attn:  Gary I. Levenstein
              Tel:  312-977-4108
              Fax:  312-977-4405

       8.8 EXPENSES. The Company and the Purchasers each shall pay all costs and expenses that they incur in connection with the negotiation, execution, delivery and performance of this

Agreement; provided, however, that the Company shall reimburse the Purchasers for all reasonable legal fees and expenses incurred by the Purchasers in connection with its due diligence investigation of the Company and the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents in an amount not to exceed (i) twenty-five thousand dollars ($25,000) if any Purchaser does not purchase Units and (ii) seventy-five thousand dollars ($75,000) if any Purchaser does purchase Units.

       8.9 ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Purchasers, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.


                              [signature page attached]

       IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.



                                    BEN-ABRAHAM TECHNOLOGIES INC.


                                    By:  /s/ Stephen M. Simes
                                    ------------------------------------------
                                         Stephen M. Simes, President and
                                         Chief Executive Officer


                                    /s/ Irving B. Harris Revocable Trust
                                    ------------------------------------------

                                    /s/ Virginia H. Polsky Trust
                                    ------------------------------------------

                                    /s/ Roxanne H. Frank Trust
                                    ------------------------------------------

                                    /s/ Couderay Partners
                                    ------------------------------------------

                                    /s/ Jerome Kahn, Jr. Revocable Trust
                                    ------------------------------------------

                                    /s/ Fred Holubow
                                    ------------------------------------------

                                    /s/ Morningstar Trust by Faye Morgenstern,
                                    Trustee
                                    ------------------------------------------

                                    /s/ Victor Morgenstern
                                    ------------------------------------------

                                    /s/ Resolute Partners by Victor Morgenstern
                                    ------------------------------------------

                                    /s/ Goldstein Asset Management
                                    ------------------------------------------

                                    /s/ Lawrence Goldstein
                                    ------------------------------------------

                                    /s/ Burton W. Ruder, Linda Ruder, Trustee
                                    ------------------------------------------

                                    /s/ James S. Levy Trust, James S. Levy,
                                    Trustee
                                    ------------------------------------------

                                    /s/ Ronald Nash
                                    ------------------------------------------

                                    /s/ Edward S. Loeb Revocable Trust,
                                    Edward S. Loeb, Trustee
                                    ------------------------------------------

                                    /s/ Steven J. Reid
                                    ------------------------------------------

                                    /s/ Gary N. Wilner
                                    ------------------------------------------

                                    /s/ Jarvis H. Friduss
                                    ------------------------------------------

                                    /s/ Anita Nagler
                                    ------------------------------------------

                                    /s/ JO & Co. by Ross J. Mangano,
                                    Partner
                                    ------------------------------------------

                                    /s/ Sherwin Zuckerman
                                    ------------------------------------------

                                    /s/ The Levenstein & Resnick Profit
                                    Sharing Plan & Trust by Gary I. Levenstein,
                                    Trustee
                                    ------------------------------------------


                                    /s/ Mitchell I. Dolins Trust, Mitchell
                                    I. Dolins, Trustee
                                    ------------------------------------------

                                    /s/ Sheldon M. Bulwa
                                    ------------------------------------------

                                    /s/ Stephen M. Simes
                                    ------------------------------------------

                                    /s/ Howard Schraub
                                    ------------------------------------------

                                    /s/ Hans Michael Jebsen
                                    ------------------------------------------

                                    /s/ King Cho Fung
                                    ------------------------------------------

                                    /s/ Stanley Ho
                                    ------------------------------------------

                                    EXHIBIT A
                        TO SECURITIES PURCHASE AGREEMENT

                                                                                                    TOTAL
                                                                                                  PURCHASE
                  STARBOW INVESTORS                                ADDRESS               UNITS      PRICE
--------------------------------------------------------------------------------------------------------------

Irving B. Harris Revocable Trust                      2 N. LaSalle Street, Suite 400        3.0      $141,811
                                                      Chicago,  IL 60602
--------------------------------------------------------------------------------------------------------------
Virginia H. Polsky Trust                              2 N. LaSalle Street, Suite 400        1.5        70,905
                                                      Chicago,  IL 60602
--------------------------------------------------------------------------------------------------------------
Roxanne H. Frank Trust                                2 N. LaSalle Street, Suite 400        2.0        94,541
                                                      Chicago,  IL 60602
--------------------------------------------------------------------------------------------------------------
Couderay Partners                                     2 N. LaSalle Street, Suite 400        2.0        94,541
                                                      Chicago,  IL 60602
--------------------------------------------------------------------------------------------------------------
Jerome Kahn, Jr. Revocable Trust                      2 N. LaSalle Street, Suite 400        0.5        23,635
                                                      Chicago,  IL 60602
--------------------------------------------------------------------------------------------------------------
Fred Holubow                                          2 N. LaSalle Street,  Suite 400       1.0        47,270
                                                      Chicago,  IL 60602
--------------------------------------------------------------------------------------------------------------
Morningstar Trust by Faye Morgenstern, Trustee        106 Vine Avenue                       2.0        94,541
                                                      Highland Park,  IL 60035
--------------------------------------------------------------------------------------------------------------
Victor Morgenstern                                    106 Vine Avenue                       6.0       283,622
                                                      Highland Park,  IL 60035
--------------------------------------------------------------------------------------------------------------
Resolute Partners                                     106 Vine Avenue                       2.0        94,541
                                                      Highland Park,  IL 60035
--------------------------------------------------------------------------------------------------------------
Goldstein Asset Management                            15301 Dallas Pkwy, Suite 840          0.5        23,635
                                                      Dallas,  TX 75248
--------------------------------------------------------------------------------------------------------------
Lawrence Goldstein                                    15301 Dallas Pkwy,  Suite 840         0.5        23,635
                                                      Dallas,  TX 75248
--------------------------------------------------------------------------------------------------------------
Linda Ruder, Custodian for John Ruder                 2238 Egandale Road                    0.5        23,635
                                                      Highland Park,  IL 60035
--------------------------------------------------------------------------------------------------------------
Joanna Ruder                                          2238 Egandale Road                    0.5        23,635
                                                      Highland Park,  IL 60035
--------------------------------------------------------------------------------------------------------------
James S. Levy Trust, James S. Levy Trustee            1349 N. Thatcher Avenue               1.0        47,270
                                                      Highland Park,  IL 60035
--------------------------------------------------------------------------------------------------------------
Ronald Nash                                           134 Essex Drive                       1.0        47,270
                                                      Tenafly,  NJ 07670
--------------------------------------------------------------------------------------------------------------
Edward S. Loeb Revocable Trust, Edward S. Loeb        1935A N. Hudson                       1.0        47,270
Trustee                                               Chicago,  IL 60614
--------------------------------------------------------------------------------------------------------------
Steven J. Reid                                        c/o Harris Associates                 2.0        94,541
                                                      2 N. LaSalle Street, Suite 500
                                                      Chicago,  IL 60602
--------------------------------------------------------------------------------------------------------------
Gary N. Wilner                                        2349 Wood Path                        1.0        47,270
                                                      Highland Park,  IL 60646
--------------------------------------------------------------------------------------------------------------
Jarvis H. Friduss                                     4447 W. Peterson Ave.                 0.5        23,635
                                                      Suite 300
                                                      Chicago,  IL 60646
--------------------------------------------------------------------------------------------------------------
Anita Nagler                                          2233 N. Burling                       6.0       283,622
                                                      Chicago,  IL 60614
--------------------------------------------------------------------------------------------------------------
JO & Co.                                              112 W. Jefferson Blvd.               30.0     1,418,108
                                                      Suite 613
                                                      South Bend,  IN 46634
--------------------------------------------------------------------------------------------------------------
Sherwin and Sheri Zuckerman                           1049 Bluff Rd.                        3.0       141,811
                                                      Glencoe,  IL 60022
--------------------------------------------------------------------------------------------------------------
The Levenstein & Resnick Profit Sharing Plan & Trust  c/o Ungaretti & Harris                1.0        47,270
by Gary I. Levenstein                                 3500 Three First National Plaza
                                                      Chicago,  IL 60602
--------------------------------------------------------------------------------------------------------------
Mitchell I. Dolins Trust, Mitchell I. Dolins Trustee  427 Brierhill Rd.                     1.5        70,905
                                                      Deerfield,  IL 60015
--------------------------------------------------------------------------------------------------------------
Sheldon M. Bulwa                                      135 Arrowwood Drive                   0.5        23,635
                                                      Northbrook,  IL 60062
--------------------------------------------------------------------------------------------------------------
Stephen M. Simes                                      175 Old Half Day Rd.                  1.0        47,270
                                                      Lincolnshire,  IL 60069
--------------------------------------------------------------------------------------------------------------
Howard Schraub                                        8538 Ruette Monte Carlo               1.0        47,270
                                                      La Jolla, CA 92037
--------------------------------------------------------------------------------------------------------------
                                                                              TOTAL        72.5    $3,427.094
--------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A
                        TO SECURITIES PURCHASE AGREEMENT


--------------------------------------------------------------------------------------------------------------
                                                                                                    TOTAL
                                                                                                  PURCHASE
                 HONG KONG INVESTORS                               ADDRESS               UNITS      PRICE
--------------------------------------------------------------------------------------------------------------
Hans Michael Jebsen                                   31/F. Caroline Center                 6.0       283,622
                                                      28 Yon Ping Road
                                                      Causeway Bay,  Hong Kong
--------------------------------------------------------------------------------------------------------------
Markus Jebsen                                         31/F. Caroline Center                 2.0        94,540
                                                      28 Yon Ping Road
                                                      Causeway Bay,  Hong Kong
--------------------------------------------------------------------------------------------------------------
King Cho Fung                                         Room 2101                             6.0       283,622
                                                      Lyndhurst Tower
                                                      One Lyndhurst Terrace Central
                                                      Hong Kong
--------------------------------------------------------------------------------------------------------------
Stanley Ho                                            1 Repulse Bay                         6.0       283,622
                                                      Hong Kong
--------------------------------------------------------------------------------------------------------------
                                                                                  TOTAL      20      $945,406
--------------------------------------------------------------------------------------------------------------

                                     EXHIBIT B
                          TO SECURITIES PURCHASE AGREEMENT


                                  FORM OF WARRANT



                                   See Tab No. 9

                                     EXHIBIT C
                          TO SECURITIES PURCHASE AGREEMENT


                       FORM OF REGISTRATION RIGHTS AGREEMENT


                                   See Tab No. 5

                                     EXHIBIT D
                          TO SECURITIES PURCHASE AGREEMENT



                          FORM OF SHAREHOLDERS' AGREEMENT


                                   See Tab No. 4

                                EXHIBIT E-1 AND E-2
                          TO SECURITIES PURCHASE AGREEMENT


                        FORM OF AMENDED EMPLOYMENT AGREEMENT
                                         OF
                                   STEPHEN SIMES
                                        AND
                                 PHILLIP DONENBERG


                                   See Tab No. 10